UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
                       Date of Report: September 20, 2004

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     814-00063                13-2949462
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                               c/o Nanjiang Keyuan
                                139 Ma Tai Street
                                 Nanjing 210009
                                      China

                           --------------------------
                    (Address of principal executive offices)

                                86 (25) 360 8605
                      -------------------------------------
              (Registrant's telephone number, including area code)

                            Globus Growth Group, Inc.
             44 WEST 24TH STREET, NEW YORK, NY 10010 (former name or
          (former name or former address, if changed since last report)




                     China Biopharmaceuticals Holdings, Inc.
                                    Form 8-K

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective on September 15, 2004, and as a result of the reorganization which was effective on August 28, 2004, Eisner LLP was dismissed as the independent accountant engaged to audit the financial statements of the Registrant. Eisner LLP performed the audit of the Registrant's financial statements for the three years ended February 29, 2004. During this period and the subsequent interim period prior to their dismissal, there were no disagreements with Eisner LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Eisner LLP's satisfaction would have caused Eisner LLP to make reference to this subject matter of the disagreements in connection with Eisner LLP 's report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K"). The decision to dismiss Eisner LLP was approved by the Registrant's Board of Directors. No audit committee exists other than the members of the Board of Directors.

         The audit reports of Eisner LLP for the Registrant's three years ended February 29, 2004 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that the Registrant might not be able to operate as a going concern.

         The Registrant has requested Eisner LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter, dated September 20, 2004, is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective on September 15, 2004 the Registrant has engaged Weinberg & Company, P.A. ("Weinberg") with address at Town Executive Center, 6100 Glades Road, Suite 314 Boca Raton, Florida 33434, as the new principal accountant to audit its financial statements. The decision to engage Weinberg was approved by the Registrant's Board of Directors.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS



(c)      Exhibits.

         The following exhibit is hereby filed as part of this Current Report on Form 8-K:


16.1 A copy of a letter from Eisner LLP to the Securities and Exchange Commission dated September 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                China  Biopharmaceuticals Holdings, Inc.

                                By:  /s/  Peng Mao
                                -----------------------------
                                    Name:  Peng Mao
                                    Title: Chairman and
                                    Chief Executive Officer

Dated:  September 20, 2004